Exhibit 99.3

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Portfolio Assessment

Physical Characteristics and Market Analysis

As of June 30, 2004

Certain statements in this presentation that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; financing risks; possible future downgrades in our credit ratings; property management risks; the level and volatility of interest rates; financial stability of tenants; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, which discuss these and other factors that could adversely affect the Company’s results.

NEW PLAN ADHERES TO A FOCUSED PRODUCT STRATEGY — A SPECIFIC CONCENTRATION ON COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS.

PORTFOLIO BREAKDOWN

	NUMBER OF PROPERTIES	GLA (SF)
Community and Neighborhood Shopping Centers	352	50,424,816
Joint Venture Projects(1)	23	4,146,472
TOTAL SHOPPING CENTERS	375	54,571,288
Single Tenant Properties(2)	15	461,862
Enclosed Malls / Specialty Retail Properties(2)	4	1,734,036
Miscellaneous Properties(2)	7	13,200

TOTAL	401	56,780,386

PORTFOLIO BY NUMBER OF PROPERTIES

[CHART]

PORTFOLIO BY PERCENT OF GLA

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(1)     All projects are community and neighborhood shopping centers.  Analysis includes 100 percent of the property GLA, not pro ratashare.

(2)     The remainder of this analysis does not include information on these properties.

[LOGO]

NEW PLAN MAINTAINS DISCIPLINED DIVERSIFICATION, INCLUDING A BALANCED MIX OF COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS AND GROCER AND NON-GROCER ANCHORS.

TYPES OF SHOPPING CENTERS(1)

	NUMBER OF SHOPPING CENTERS	PERCENT OF SHOPPING CENTERS	PERCENT OF SHOPPING CENTER GLA	AVERAGE SHOPPING CENTER SIZE (SF)
COMMUNITY SHOPPING CENTERS	211	56.3%	74.8%	193,396
Grocery-anchored(2)	126	33.6%	44.8%	194,179
Non-grocery anchored(3)	83	22.1%	29.3%	192,911
Non-anchored	2	0.5%	0.6%	164,166

NEIGHBORHOOD SHOPPING CENTERS	164	43.7%	25.2%	83,932
Grocery-anchored(2)	108	28.8%	18.0%	90,942
Non-grocery anchored(3)	43	11.5%	5.6%	71,427
Non-anchored	13	3.5%	1.6%	67,052

TOTAL	375	100.0%	100.0%	145,523

•                       Approximately 56 percent of New Plan’s shopping centers are community shopping centers and approximately 44 percent are neighborhood shopping centers.

•                       234 properties, accounting for approximately 63 percent of New Plan’s GLA, are grocery-anchored. 173 of the 234 grocery-anchored shopping centers have another anchor in addition to the grocer.

(1)     According to the ICSC: “Neighborhood shopping centers provide convenience shopping for the day-to-day needs of consumers in the immediate neighborhood. These centers are typically anchored by a grocery and average 30,000 to 150,000 square feet. Community shopping centers typically offer a wider range of apparel and other soft goods than the neighborhood shopping center does.  Among the more common anchors are grocers, super drugstores and discount department stores.   These centers average 100,000 to 350,000 square feet.”

(2)               The property may also have another anchor in addition to the grocer.

(3)     The non-grocery anchor is either a major discount store, a tenant with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet or a tenant with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet, or a tenant with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

NEW PLAN CONTINUES TO INVEST IN REDEVELOPMENT, SIGNIFICANTLY IMPROVING THE QUALITY OF ITS ASSET BASE, ELIMINATING FUNCTIONAL OBSOLESCENCE AND GENERATING INTERNAL GROWTH.

SHOPPING CENTERS REDEVELOPED(1)

PERIOD OF MOST RECENT REDEVELOPMENT	NUMBER OF SHOPPING CENTERS REDEVELOPED	PERCENT OF SHOPPING CENTERS	PERCENT OF SHOPPING CENTER GLA
2000 - Present	110	29.3%	34.5%
1995 - 1999	71	18.9%	18.6%
1990 - 1994	30	8.0%	8.2%

TOTAL	211	56.3%	61.3%

•                       Approximately 29 percent of New Plan’s shopping centers were redeveloped in 2000 or later.

•                       Approximately 75 percent of New Plan’s shopping centers were redeveloped or built in 1990 or later.

EFFECTIVE AGE BY REGION(2)

REGION	MEDIAN AGE (YEARS)	AVERAGE AGE (YEARS)
Northeast	10	11
Midwest	8	9
West	9	10
Southeast	9	11
Florida	8	7
Southwest	7	11

OVERALL	8	10

EFFECTIVE AGE CHARACTERISTICS

[CHART]

(1)     Property is considered redeveloped if significant building improvements are made or GLA is expanded and the investment is expected to have a significant favorable impact on marketability.

(2)     Effective age is calculated based on the year of the most recent redevelopment of the property or by year built if no redevelopment has occurred.

NEW PLAN’S GROCERS ARE COMPETITIVELY POSITIONED, HEALTHY AND HIGHLY PRODUCTIVE —MOST HAVE ALREADY COMPETED WITH A WAL-MART SUPERCENTER.

GROCERY-ANCHORED SHOPPING CENTERS SUMMARY STATISTICS

GROCER MARKET SHARE RANKINGS(1)

[CHART]

GROCER SALES PER SF(2)

[CHART]

GROCER RENT TO SALES(3)

[CHART]

SHOPPING CENTERS WITH WAL-MART SUPERCENTER IN MARKET AREA(4)

[CHART]

(1)     Specialty grocers do not compete directly with mainstream grocers in each market due to their niche focus.  Grocers classified as Other may be #1, #2 or #3 in their immediate neighborhood area, but have a lesser rank when calculated utilizing published market share reports.

(2)     Grocer sales per square foot includes only properties reporting sales data for 2003 and excludes non-comparable stores.  Selling area for the New Plan grocers and chain-wide averages is 77 percent of gross floor area as defined by the Food Marketing Institute.

(3)     Excludes ground leases.

(4)     Market area is defined as 5 miles for shopping centers located within Major Markets; 10 miles for shopping centers located in Mid-Markets; and 20 miles for shopping centers located in Smaller Markets.

Source: 2004 Grocery Industry Market Share Report by Chain Store Guide, 2004 Market Scope by Trade Dimensions and Company estimates.

Source: The Super 50 by Progressive Grocer, May 1, 2004.

Source: U.S. Census Bureau.

NEW PLAN’S GROCERS ARE A BROAD MIX OF MARKET SHARE LEADERS —ITS TOP TENANT, KROGER, IS THE NUMBER TWO GROCER IN THE NATION.

GROCER CONCENTRATION

Grocer	NUMBER OF STORES	TOTAL GLA (SF)	CREDIT RATING
The Kroger Co.(1)	46	2,462,147	Baa2 / BBB
Ahold USA(2)	18	925,239	B1 / BB
Winn-Dixie Stores(3)	20	917,502	B3 / B
Publix Super Markets	17	760,170	NR
Delhaize America(4)	19	628,194	Ba1 / BB+
Albertson’s, Inc.(5)	8	444,314	Baa2 / BBB
Safeway, Inc.(6)	7	413,547	Baa2 / BBB
H. E. Butt Grocery Company	7	309,370	NR
Brookshire’s(7)	5	289,718	NR
The Great Atlantic & Pacific Tea Company, Inc.(8)	5	193,705	B3 / B
ShopRite(9)	3	182,775	NR
Minyard Food Stores, Inc.(10)	5	164,951	NR
VG’S Food Center	3	157,638	NR
D&W Food Centers	3	126,379	NR
Ingles Markets, Incorporated	3	108,000	Ba2 / BB
Wal-Mart Supercenters	9	N/A	Aa2 / AA
Other (includes all grocers with < 3 stores)(11)	56	2,164,837	—

TOTAL	234	10,248,486

•                       Approximately 83 percent of New Plan’s grocery-anchored shopping centers are anchored by the #1, #2 or #3 grocer in their market or by a specialty grocer.

•                       The top five New Plan grocers by GLA account for approximately 56 percent of its total grocery GLA.

(1)     Includes King Soopers, Kroger, and Ralphs.  Includes one operating Kroger subleased from Albertsons. Excludes GLA from non-owned Kroger and Ralphs.

(2)     Includes BI-LO, Food Max, Giant Food, Martin’s, Stop & Shop and Tops Markets.

(3)     Includes SaveRite and Winn-Dixie.

(4)     Includes Food Lion, Harvey’s and Kash n’ Karry.

(5)     Includes Acme, Albertsons, Jewel-Osco and Max Foods.

(6)     Includes Dominick’s, Genuardi’s, Randalls and Tom Thumb.

(7)     Includes Brookshire’s and Super 1 Foods.

(8)     Includes A&P, Farmer Jack and Super Fresh.  Excludes GLA from non-owned A&P.

(9)     Includes Wakefern Food Corporation.

(10)   Includes Carnival Food Stores and Minyard Food Stores.

(11)   Excludes GLA from two non-owned Costcos and non-owned Econofoods, SuperTarget and Trader Joe’s.

Includes only open and operating stores and stores under construction at community and neighborhood shopping centers.  As a result, information presented may differ from the Company’s Supplemental Disclosure for the Quarter Ended June 30, 2004.

Specialty grocers are accounted for within the top three grocers in their markets.   These grocers do not compete directly with mainstream grocers in each market due to their niche focus. NR denotes no rating.

Source: 2004 Grocery Industry Market Share Report by Chain Store Guide, 2004 Market Scope by Trade Dimensions and Company estimates.

NEW PLAN’S GROCERS ARE FUNCTIONAL IN STORE SIZE AND GENERATE SALES ABOVE CHAIN-WIDE AVERAGES.

SIZE OF GROCERY-ANCHORS(1)

[CHART]

•                       The average grocer in the New Plan portfolio is 47,228 square feet, as compared with the Food Marketing Institute defined “typical” grocery size of 44,000 square feet.

COMPARATIVE GROCER SALES

	NUMBER OF NEW PLAN STORES	AVERAGE NEW PLAN STORE SIZE (SF)
			AVERAGE SALES PER SF
			NEW PLAN	CHAIN-WIDE
TOP FIVE GROCERS BY GLA

The Kroger Co.	46	55,958	$467	$458

Ahold USA	18	51,402	544	508

Winn-Dixie Stores	20	45,875	336	297

Publix Super Markets	17	44,716	532	456

Delhaize America	19	33,063	325	338

TOTAL GROCERS	234	47,228	$456

•                       The 2003 average sales per square foot for New Plan’s top five grocers by GLA exceed their chain-wide sales per square foot by an average of approximately 7 percent.

(1)     Excludes 17 shopping centers anchored by either a Wal-Mart Supercenter or non-owned grocer.

Grocer sales per square foot includes only properties reporting sales data for 2003 and excludes non-comparable stores.  Selling area for the New Plan grocers and chain-wide averages is 77 percent of gross floor area as defined by the Food Marketing Institute.

Source: Speaks 2004, The State of The Food Retail Industry by Food Marketing Institute, 2004.

Source: The Super 50 by Progressive Grocer, May 1, 2004.

NEW PLAN OPERATES BY THE PRINCIPLE OF NATIONAL STRENGTH —LOCAL KNOWLEDGE, UTILIZING ITS REGIONAL INFRASTRUCTURE TO EFFECTIVELY MANAGE ITS PORTFOLIO.

REGIONAL DISTRIBUTION

[GRAPHIC]

NEW PLAN IS WELL-DIVERSIFIED GEOGRAPHICALLY, SERVING A BROAD CROSS-SECTION OF CONSUMERS WITH FAVORABLE DEMOGRAPHICS.

SUMMARY DEMOGRAPHICS

	1-MILE	3-MILE	5-MILE
Average Population Density (2003)	9,830	67,600	155,094
% Population Growth (2003 - 2008)	6.0%	6.1%	6.3%

Average Household Income (2003)	$56,430	$57,799	$58,495
Median Household Income (2003)	46,322	47,276	47,595
Per Capita Income (2003)	22,579	22,699	22,831

•                       New Plan’s properties encompass 33 states and its top five states by ABR (Texas, Florida, Georgia, Ohio, New York) account for approximately 27 percent of the nation’s GDP.

•                       The projected five year population change for New Plan’s properties exceeds the national average of 5 percent.

REGIONAL DISTRIBUTION BY GLA

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REGIONAL DISTRIBUTION BY ABR

[CHART]

Source: GeoVue, Inc. and Applied Graphics Solutions.

Source: U.S. Bureau of Economic Analysis.

NEW PLAN’S SHOPPING CENTERS ARE PREDOMINANTLY LOCATED IN DENSE POPULATION AREAS.

SHOPPING CENTERS IN CBSA LOCATIONS(1)

CBSA POPULATION	TOTAL CBSAs IN U.S.	TOTAL CBSAs IN NEW PLAN PORTFOLIO	NUMBER OF SHOPPING CENTERS	PERCENT OF SHOPPING CENTER GLA
5,000,000 Or Greater	6	6	48	15.4%
4,000,000 - 4,999,999	6	5	80	18.3%
3,000,000 - 3,999,999	3	2	5	1.5%
2,000,000 - 2,999,999	9	7	28	9.9%
1,000,000 - 1,999,999	25	16	39	9.4%
500,000 - 999,999	39	19	31	8.6%
250,000 - 499,999	79	28	54	14.1%
100,000 - 249,999	206	32	41	10.5%
50,000 - 99,999	210	19	22	6.5%
10,000 - 49,999	339	15	18	3.7%
Non CBSA	—	—	9	2.0%

TOTAL	922	149	375	100.0%

•                       366 properties, accounting for approximately 98 percent of New Plan’s GLA, are located in Core Based Statistical Areas (CBSAs).

•                       New Plan has a presence in 149 CBSAs, including 36 of the 49 CBSAs with populations of more than 1 million.

•                       200 properties, accounting for approximately 55 percent of New Plan’s GLA, are located in CBSAs with populations of more than 1 million and 285 properties, accounting for approximately 77 percent of New Plan’s GLA, are located in CBSAs with populations of more than 250,000.

(1)     The United States Office of Management and Budget defines metropolitan and micropolitan statistical areas according to published standards that are applied to Census Bureau data. The term “core based statistical area” (CBSA) became effective in 2000 and refers collectively to metropolitan and micropolitan statistical areas. The general concept of a metropolitan or micropolitan statistical area is that of a core area containing a substantial population nucleus, together with adjacent communities having a high degree of economic and social integration with that core. Current metropolitan and micropolitan statistical area definitions were announced by OMB effective June 6, 2003. Each metropolitan statistical area (MSA) must have at least one urbanized area of 50,000 or more inhabitants. Each micropolitan statistical area must have at least one urban cluster of at least 10,000 but less than 50,000 population. If specified criteria are met, a metropolitan statistical area containing a single core with a population of 2.5 million or more may be subdivided to form smaller groupings of counties referred to as metropolitan divisions.

Source: U.S. Census Bureau.

NEW PLAN’S GROCERS HAVE A DOMINANT SHARE ACROSS A RANGE OF MARKETS.

GROCERY-ANCHORED SHOPPING CENTERS IN CBSA LOCATIONS(1)

			#1, #2 OR #3 GROCER MARKET SHARE RANKINGS
	NUMBER OF SHOPPING CENTERS	NUMBER OF GROCERY- ANCHORED SHOPPING CENTERS	NUMBER OF GROCERS	PERCENT OF GROCERY- ANCHORED SHOPPING CENTERS IN MARKET	PERCENT OF GROCERY-ANCHORED GLA IN MARKET
Major Markets(2)	200	124	101	81.5%	81.8%
Mid-Markets(3)	148	92	74	80.4%	81.2%
Smaller Markets(4)	27	18	18	100.0%	100.0%

TOTAL	375	234	193	82.5%	82.7%

•                       In the major markets, approximately 82 percent of New Plan’s grocery-anchored shopping centers are anchored by the #1, #2 or #3 grocer in their market or by a specialty grocer.

•                       In the mid-markets, approximately 80 percent of New Plan’s grocery-anchored shopping centers are anchored by the #1, #2 or #3 grocer in their market or by a specialty grocer.

•                       In the smaller markets, 100 percent of New Plan’s grocery-anchored shopping centers are anchored by the #1, #2 or #3 grocer in their market or by a specialty grocer.

(1)     The United States Office of Management and Budget defines metropolitan and micropolitan statistical areas according to published standards that are applied to Census Bureau data. The term “core based statistical area” (CBSA) became effective in 2000 and refers collectively to metropolitan and micropolitan statistical areas. The general concept of a metropolitan or micropolitan statistical area is that of a core area containing a substantial population nucleus, together with adjacent communities having a high degree of economic and social integration with that core. Current metropolitan and micropolitan statistical area definitions were announced by OMB effective June 6, 2003. Each metropolitan statistical area (MSA) must have at least one urbanized area of 50,000 or more inhabitants. Each micropolitan statistical area must have at least one urban cluster of at least 10,000 but less than 50,000 population. If specified criteria are met, a metropolitan statistical area containing a single core with a population of 2.5 million or more may be subdivided to form smaller groupings of counties referred to as metropolitan divisions.

(2)     CBSAs with populations of more than 1 million.

(3)     CBSAs with populations of 1 million to 50,000.

(4)     CBSAs with populations of less than 50,000 and non CBSAs.

Specialty grocers are accounted for within the top three grocers in their markets.   These grocers do not compete directly with mainstream grocers in each market due to their niche focus.

Source: 2004 Grocery Industry Market Share Report by Chain Store Guide, 2004 Market Scope by Trade Dimensions and Company estimates.

Source: U.S. Census Bureau.

NEW PLAN’S SHOPPING CENTERS ARE LOCATED IN BOTH HIGH GROWTH AND HIGH BARRIER TO ENTRY MARKETS.

GLA DISTRIBUTION BY PROJECTED FIVE YEAR POPULATION CHANGE

PROJECTED TOTAL CHANGE IN POPULATION	PERCENT OF SHOPPING CENTER GLA
15.0% Or Greater Increase	8.3%
10.0% to 14.9%	14.2%
5.0% to 9.9%	31.6%
0.0% to 4.9%	32.2%
0.0% to -4.9%	13.4%
-5.0% to -9.9%	0.2%
-10.0% Or Greater Decrease	0.0%

TOTAL	100.0%

•                       Approximately 86 percent of New Plan’s GLA is in areas of projected population growth.

Source: GeoVue, Inc. and Applied Graphics Solutions, 5-mile trade area.

NEW PLAN’S SHOPPING CENTERS ARE GENERALLY CONCENTRATED IN MARKETS WITH HOUSEHOLD INCOMES ABOVE THE STATEWIDE MEDIAN.

2003 MEDIAN HOUSEHOLD INCOMES OF NEW PLAN SHOPPING CENTERS
VERSUS STATEWIDE MEDIAN HOUSEHOLD INCOMES

STATE		NUMBER OF SHOPPING CENTERS	MEDIAN HOUSEHOLD INCOME OF NEW PLAN SHOPPING CENTERS	STATEWIDE MEDIAN HOUSEHOLD INCOME
1	Alabama	4	$36,751	$36,700
2	Arizona	5	45,538	43,448
3	Arkansas	1	42,012	34,577
4	California	14	55,159	51,142
5	Colorado	6	60,130	50,710
6	Delaware	1	45,466	51,009
7	Florida	33	41,380	41,694
8	Georgia	34	46,245	45,807
9	Illinois	8	55,061	50,053
10	Indiana	10	43,132	44,565
11	Iowa	2	51,744	42,254
12	Kentucky	12	46,751	36,265
13	Louisiana	6	34,196	35,267
14	Maryland	2	55,373	56,918
15	Massachusetts	2	46,038	54,026
16	Michigan	19	59,417	47,938
17	Minnesota	1	55,926	50,584
18	Mississippi	2	36,673	33,632
19	Nevada	3	47,815	47,896
20	New Jersey	6	62,022	59,401
21	New Mexico	2	47,174	36,712
22	New York	24	45,179	46,776
23	North Carolina	15	38,234	42,009
24	Ohio	22	47,219	43,852
25	Pennsylvania	13	53,284	42,905
26	Rhode Island	1	60,540	45,183
27	South Carolina	7	53,308	39,832
28	Tennessee	15	38,271	39,038
29	Texas	86	49,477	42,729
30	Virginia	12	46,051	50,154
31	West Virginia	3	34,426	31,871
32	Wisconsin	3	51,058	47,049
33	Wyoming	1	41,422	40,899

AVERAGE			$47,595	$44,330

•                       The average 2003 5-mile median household income for New Plan’s shopping centers at $47,595 exceeds the average median household income of $44,330 in the 33 states where the New Plan shopping centers are located.

Source: GeoVue, Inc. and Applied Graphics Solutions, 5-mile trade area.

NEW PLAN HAS A WELL-ESTABLISHED RELATIONSHIP WITH WAL-MART, ITS SECOND LARGEST TENANT.

WAL-MART-ANCHORED SHOPPING CENTERS

	NUMBER OF SHOPPING CENTERS	PERCENT OF SHOPPING CENTERS	AVERAGE OCCUPANCY(1)	AVERAGE POPULATION DENSITY	AVERAGE HOUSEHOLD INCOME
NUMBER OF WAL-MART-ANCHORED SHOPPING CENTERS	30	8.0%	95%	75,303	$52,165
SUPERCENTERS	9	2.4%	94%	88,676	47,289
DISCOUNT STORES	21	5.6%	95%	69,572	54,254
Grocery-anchored(2)	10
Non-grocery anchored(3)	5
Wal-Mart-anchored only	6

•                       Nine of New Plan’s 30 Wal-Mart anchors are Wal-Mart Supercenters.

•                       Of the 30 New Plan shopping centers anchored by Wal-Mart, 22 of the Wal-Mart anchors are owned by New Plan and leased to Wal-Mart.

•                       Of the 21 New Plan shopping centers anchored by Wal-Mart Discount Stores, ten are also anchored by a grocer (all of which are the #1, #2 or #3 grocer in their market or a specialty grocer) and five are also anchored by another non-grocery anchor.

(1)     Excludes redevelopment properties.

(2)     Includes one shopping center with a Wal-Mart Supercenter in its market area.

(3)     Properties have a Wal-Mart anchor plus at least one additional non-grocery anchor.

Includes only open and operating and under construction Discount Stores and Supercenters at community and neighborhood shopping centers.  As a result, information presented may differ from the Company’s Supplemental Disclosure for the Quarter Ended June30, 2004.

Market area is defined as 5 miles for shopping centers located within Major Markets; 10 miles for shopping centers located in Mid-Markets; and 20 miles for shopping centers located in Smaller Markets.

Specialty grocers are accounted for within the top three grocers in their markets.   These grocers do not compete directly with mainstream grocers in each market due to their niche focus.

Source: 2004 Grocery Industry Market Share Report by Chain Store Guide, 2004 Market Scope by Trade Dimensions and Company estimates.

Source: GeoVue, Inc. and Applied Graphics Solutions, 5-mile trade area.

NEW PLAN HAS WITHSTOOD WAL-MART SUPERCENTER MARKET ENTRY AT A MAJORITY OF ITS PROPERTIES —WHERE IT HAS NOT, ITS PROPERTIES ARE SUPPORTED BY STRONG DEMOGRAPHICS.

NON-WAL-MART ANCHORED SHOPPING CENTERS

	NUMBER OF SHOPPING CENTERS	PERCENT OF SHOPPING CENTERS	AVERAGE AVERAGE OCCUPANCY(1)	AVERAGE POPULATION DENSITY	HOUSEHOLD INCOME
NUMBER OF NON-WAL-MART ANCHORED SHOPPING CENTERS	345	92.0%	93%	162,032	$59,045
WAL-MART SUPERCENTER IN MARKET AREA	221	58.9%	93%	157,697	57,001
Grocery-anchored	141
Non-grocery anchored	71
Non-anchored	9
NO WAL-MART SUPERCENTER IN MARKET AREA	124	33.1%	92%	169,758	62,689
Grocery-anchored	74
Non-grocery anchored	44
Non-anchored	6

•                       Of the 221 New Plan shopping centers that have a Wal-Mart Supercenter in their market area, 141 are anchored by a grocer (110 of which are the #1, #2 or #3 grocer in their market or a specialty grocer).

•                       Of the 124 New Plan shopping centers that do not have a Wal-Mart Supercenter in their market area, 74 are anchored by a grocer (65 of which are the #1, #2 or #3 grocer in their market or a specialty grocer).

(1)               Excludes redevelopment properties.

Market area is defined as 5 miles for shopping centers located within Major Markets; 10 miles for shopping centers located in Mid-Markets; and 20 miles for shopping centers located in Smaller Markets.

Specialty grocers are accounted for within the top three grocers in their markets.   These grocers do not compete directly with mainstream grocers in each market due to their niche focus.

Source: 2004 Grocery Industry Market Share Report by Chain Store Guide, 2004 Market Scope by Trade Dimensions and Company estimates.

Source: GeoVue, Inc. and Applied Graphics Solutions, 5-mile trade area.

NEW PLAN’S GROCERS THAT HAVE WITHSTOOD WAL-MART SUPERCENTER COMPETITION PERFORM ABOVE NATIONAL STANDARDS.

GROCERY-ANCHORED SHOPPING CENTERS SALES RELATIVE TO WAL-MART SUPERCENTERS IN MARKET AREA

GROCER SALES PER SF
Wal-Mart Supercenter In Market Area	$438
No Wal-Mart Supercenter In Market Area	469

•                       The 2003 average sales per square foot for New Plan grocery-anchored shopping centers that have a Wal-Mart Supercenter in their market area is $438, greater than the $424 of sales per square foot for the average grocer.

DISTRIBUTION OF GROCERY-ANCHORED SHOPPING CENTERS WITH NO WAL-MART SUPERCENTER IN MARKET AREA

	NUMBER OF SHOPPING CENTERS	PERCENT IN MARKET
GROCERY-ANCHORED SHOPPING CENTERS	83	100.0%
Major Markets(1)	49	59.0%
Mid-Markets(2)	28	33.7%
Smaller Markets(3)	6	7.2%

•                       Approximately 59 percent of New Plan grocery-anchored shopping centers that do not have a Wal-Mart Supercenter in their market area are located in a major market.

(1)     CBSAs with populations of more than 1 million.

(2)     CBSAs with populations of 1 million to 50,000.

(3)     CBSAs with populations of less than 50,000 and non CBSAs.

Market area is defined as 5 miles for shopping centers located within Major Markets; 10 miles for shopping centers located in Mid-Markets; and 20 miles for shopping centers located in Smaller Markets.

Grocer sales per square foot includes only properties reporting sales data for 2003 and excludes non-comparable stores.  Selling area for the New Plan grocers and chain-wide averages is 77 percent of gross floor area as defined by the Food Marketing Institute.

Source: 71st Annual Report of the Grocery Industry by Progressive Grocer, April 15, 2004.